UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant:	☒
Filed by a Party other than the Registrant:	◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
◻	Definitive Proxy Statement
☒	Definitive Additional Materials
◻	Soliciting Material Pursuant to § 240.14a-12
Valhi, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item (25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Internet Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 22, 2025
5430 LBJ Freeway, Suite 350, Dallas, Texas 75240-2620

IMPORTANT ANNUAL MEETING INFORMAITON
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Annual Meeting and Proxy Statement and 2024 Annual Report to Stockholders are available at:
https://web.viewproxy.com/Valhi/2025.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2025 to facilitate timely delivery.
Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of Valhi, Inc.:
Notice is hereby given that the  Annual Meeting of Stockholders of Valhi, Inc. will be held on May 22, 2025 at Three  Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas,Texas 75240-2620 for the following purposes:

1. Director Nominees:
01 Thomas E. Barry	02 Loretta J. Feehan	03 Terri L. Herrington	04 W. Hayden McIlroy
05 Gina A. Norris	06 Michael S. Simmons	07 Mary A. Tidlund

2. Nonbinding advisory vote approving named executive officer compensation.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
   Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET TELEPHONE
E-MAIL
INTERNET	To view your proxy materials online, go to https://web.viewproxy.com/Valhi/2025. Have the 11 digit control number available when you access the website and follow the instructions.
TELEPHONE	877-777-2857 TOLL FREE
E-MAIL
requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your
11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2620

The following proxy materials are available to you to review at:
https://web.viewproxy.com/Valhi/2025
• 2024 Annual Report • Notice of Annual Meeting and Proxy Statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on May 21, 2025.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free
or
By logging onto https://web.viewproxy.com/Valhi/2025
or
By email at: requests@viewproxy.com

Please include the company name and your control number in the e-mail subject line.